UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

WIZZARD SOFTWARE CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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5001 Baum Blvd, Suite 770

Pittsburgh, Pennsylvania 15213

June 16, 2008

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Wizzard Software Corporation, which will be held on Wednesday, July 30, 2008, starting at 2:00 p.m., Eastern Daylight Time, at the Marriott Courtyard, 5308 Liberty Ave Pittsburgh, PA 15224. In addition to the matters to be acted upon at the meeting, which are described in the attached Notice of Annual Meeting of Stockholders and Proxy Statement, there will be a report with respect to the current status of our operations and an opportunity for you to ask questions.

Whether or not you plan to attend the meeting, please complete, sign, date and return the enclosed proxy card or voting instruction form in the accompanying envelope as promptly as possible to ensure that your shares are represented and voted in accordance with your wishes.

The Proxy Statement contains a more extensive discussion of each proposal and therefore you should read the Proxy Statement carefully. After you have read the Proxy Statement and the accompanying instructions, you should execute and return the enclosed form of proxy card or voting instructions with respect to the proposed matters.  The Board of Directors unanimously recommends that you approve all proposals.

Only stockholders of record at the close of business on June 18, 2008 are entitled to vote at the meeting. You are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, please complete, sign and date the enclosed proxy card and return it promptly. If you choose, you may still vote in person at the meeting even though you previously submitted a proxy card.

If you have any questions after reading the Proxy Statement and other materials we have sent, please call Art Batson, our Investor Relations Representative, at 1 (800) 316-6214.

Sincerely,

/s/ Christopher J. Spencer
Christopher J. Spencer
Chairman and Chief Executive Officer

The Board encourages stockholders to attend the meeting in person. Whether or not you plan to attend the meeting, you are urged to complete, sign, date and return the enclosed proxy promptly in the accompanying envelope. The proxy may be revoked at any time before the shares are voted at the meeting. Stockholders who attend the meeting may vote their shares personally even though they have sent their proxies.

5001 Baum Blvd, Suite 770

Pittsburgh, Pennsylvania 15213

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 30, 2008

To the Stockholders of Wizzard Software Corporation:

The 2008 Annual Meeting of Stockholders of Wizzard Software Corporation, a Colorado corporation, will be held on Wednesday, July 30, 2008, starting at 2:00 p.m., Eastern Daylight Time, at the Marriott Courtyard, 5308 Liberty Ave., Pittsburgh, PA 15224, for the following purposes:

1.	To elect five directors to serve until the next annual meeting of stockholders, or until their successors are duly elected and qualified;

2.	To approve our 2008 Key Employee Stock Option Plan;

3.	To ratify the selection by the Board of Directors of Gregory & Associates LLP as independent auditors of Wizzard for the fiscal year ending December 31, 2008; and

4.	To transact such other business as may properly come before the annual meeting and any and all adjournments or postponements thereof.

Our Board of Directors has chosen the close of business on June 18, 2008 as the record date for determining the stockholders entitled to notice of, and to vote at, the annual meeting. Only stockholders of record as of the record date are entitled to notice of, and to vote at, the annual meeting and any adjournments or postponements thereof. A copy of our proxy statement and a proxy card accompany this notice. These materials will first be mailed to stockholders on or about June 23, 2008.

By Order of the Board of Directors,

/s/ Douglas Polinsky
Douglas Polinsky
Director

June 16, 2008

Your Vote Is Important!

If you are unable to attend the meeting, please sign, date and promptly return the accompanying proxy card or, if your proxy card includes instructions to do so, use the toll-free telephone number or Internet website to submit your proxy.

PROXY STATEMENT TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

5

EXECUTIVE OFFICERS

9

CORPORATE GOVERNANCE

10

Board of Directors Independence

10

Committees of the Board of Directors

10

Communicating Concerns to Directors

11

Board and Committee Meetings

11

Nominating Committee Report

11

Audit Committee Report

12

Compensation Committee Interlocks and Insider Participation

13

COMPENSATION DISCUSSION AND ANALYSIS

13

Overview and General Philosophy

13

Compensation Objectives

14

Compensation Administration

14

Compensation Components

15

Retirement and Other Benefits

16

Compensation Committee Report

16

Summary Compensation Table

17

Restricted Stock Awards

17

Outstanding Equity Awards at Fiscal Year End

17

Option Exercises and Stock Vested

18

Nonqualified Deferred Compensation

18

Other Potential Post-Employment Payments

18

Summary Information about Equity Compensation Plans

18

DIRECTOR COMPENSATION

20

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

21

TRANSACTIONS WITH RELATED PERSONS

22

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

23

PROPOSAL NO. 2 - APPROVAL OF THE WIZZARD SOFTWEARE CORPORATION 2008 KEY EMPLOYEE STOCK OPTION PLAN                             24

PROPOSAL NO. 3 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS                                                                                                                         25

2008 KEY EMPLOYEE STOCK OPTION PLAN

27

PROXY STATEMENT

Annual Meeting of Stockholders

To Be Held on July 30, 2008

GENERAL INFORMATION

This proxy statement is being furnished to the stockholders of Wizzard Software Corporation, in connection with the solicitation of proxies on behalf of the Board of Directors of Wizzard for use at Wizzards’ Annual Meeting of Stockholders and any and all adjournments or continuations of the annual meeting, to be held Wednesday July 30, 2008, starting at 2:00 p.m., Eastern Daylight Time, at the Marriott Courtyard, 5308 Liberty Ave., Pittsburgh, PA 15224, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. These materials will be first mailed to stockholders on or about June 25, 2008.

When we use “Wizzard,” “we,” “us,” “our” or the “Company,” we are referring to Wizzard Software Corporation.

This proxy statement along with our Annual Report on Form 10-K filed with the Securities and Exchange Commission and our Annual Report to Shareholders are also available at http://www.wizzardsoftware.com.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What is the purpose of the annual meeting?

At the annual meeting, our stockholders will act upon the matters described in this proxy statement. These actions include: (i) the election of directors; (ii) the approval of our 2008 Key Employee Stock Option Plan; and (iii) the ratification of the appointment of the independent registered public accounting firm (which we sometimes refer to as the “independent auditors”). An additional purpose of the annual meeting is to transact any other business that may properly come before the annual meeting and any and all adjournments or postponements of the annual meeting.

Who can attend the annual meeting?

All stockholders of record at the close of business on the record date, or their duly appointed proxies, may attend the annual meeting.

What proposals will be voted on at the annual meeting?

Stockholders will vote on three proposals at the annual meeting:

•	the election of directors;
•	the approval of the 2008 Key Employee Stock Option Plan; and
•	the ratification of Gregory & Associates LLP as independent auditors of Wizzard for the fiscal year ending December 31, 2008.

What are the Board’s recommendations?

Our Board recommends that you vote:

•	FOR election of the nominated directors;
•	FOR the approval of the 2008 Key Employee Stock Option Plan; and

•	FOR the ratification of Gregory & Associates LLP as independent auditors of Wizzard for the fiscal year ending December 31, 2008.

Will there be any other business on the agenda?

The Board knows of no other matters that are likely to be brought before the annual meeting. If any other matters properly come before the annual meeting, however, the persons named in the enclosed proxy, or their duly appointed substitute acting at the annual meeting, will be authorized to vote or otherwise act on those matters in accordance with their judgment.

Who is entitled to vote?

Only stockholders of record at the close of business on June 18, 2008, which we refer to as the record date, are entitled to notice of, and to vote at, the annual meeting. As of the record date, there were 44,619,520 shares of our common stock outstanding. Holders of common stock as of the record date are entitled to one vote for each share held for each of the proposals.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholder of Record.    If your shares are registered directly in your name with our transfer agent, Interwest Transfer Company Inc., you are considered, with respect to those shares, the “stockholder of record.” The proxy statement, Annual Report and proxy card have been sent directly to you by us.

Beneficial Owner.    If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. The proxy statement and Annual Report have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instruction form included in the mailing.

How do I vote my shares?

All stockholders who receive proxy materials will receive instructions for voting by mail, telephone, or by using the Internet.

What constitutes a quorum?

A quorum is the presence, in person or by proxy, of the holders of a majority of the shares of the common stock entitled to vote. Under Colorado law, an abstaining vote and a broker “non-vote” are counted as present and are, therefore, included for purposes of determining whether a quorum of shares is present at the annual meeting.

What is a broker “non-vote” and what is its effect on voting?

A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have the discretionary voting authority with respect to that item and has not received instructions from the beneficial owner. Generally, shares held by brokers who do not have discretionary authority to vote on a particular matter and have not received voting instructions from their customers are not counted or deemed to be present or represented for purposes of determining whether stockholders have approved that matter. More specifically, broker “non-votes” are not included in the tabulation of the voting results on the election of directors or issues requiring approval of a majority of the shares present or represented by proxy and entitled to vote at the annual meeting and, therefore, do not have an effect on the outcome of any of the proposals.

What is required to approve each item?

•

For Proposal 1 (election of directors), a plurality of the votes duly cast is required for the election of directors (that is, the nominees receiving the greatest number of votes will be elected). Abstentions are not counted for purposes of the election of directors.

•

For Proposal 2 (2008 Key Employee Stock Option Plan), the affirmative vote of the holders of a majority of the stockholders’ shares present in person or represented by proxy at the meeting and entitled to vote, is required.

•

For Proposal 3 (ratification of the independent auditors), the affirmative vote of the holders of a majority of the stockholders’ shares present in person or represented by proxy at the meeting and entitled to vote, is required.

•

For any other matters (other than the election of directors) on which stockholders of Wizzard are entitled to vote, the affirmative vote of the holders of a majority of the stockholders’ shares present in person or represented by proxy at the meeting and entitled to vote, is required.

For the purpose of determining whether the stockholders have approved matters other than the election of directors, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote. If stockholders hold their shares through a broker, bank or other nominee and do not instruct them how to vote, the broker may have authority to vote the shares.

Stockholders may not cumulate votes in the election of directors, which means that each stockholder may vote no more than the number of shares he or she owns for a single director candidate.

How will shares of common stock represented by properly executed proxies be voted?

All shares of common stock represented by properly executed proxies will, unless such proxies have previously been revoked, be voted in accordance with the instructions indicated in such proxies. If you do not provide voting instructions, your shares will be voted in accordance with the Board’s recommendations on the items listed in the Notice of Annual Meeting. In addition, if any other matters properly come before the annual meeting, the persons named in the enclosed proxy, or their duly appointed substitute acting at the annual meeting, will be authorized to vote or otherwise act on those matters in accordance with their judgment.

Can I change my vote or revoke my proxy?

Any stockholder executing a proxy has the power to revoke such proxy at any time prior to its exercise. You may revoke your proxy prior to exercise by:

•	filing with us a written notice of revocation of your proxy,

•	submitting a properly signed proxy card bearing a later date,

•	voting in person at the annual meeting.

What does it mean if I receive more than one proxy card?

If your shares are registered under different names or are in more than one account, you will receive more than one proxy card. To ensure that all your shares are voted, please sign and return all proxy cards, or if you choose, vote by telephone or through the Internet using the personal identification number printed on each proxy card. We encourage you to have all accounts registered in the same name and address (whenever possible). You can accomplish this by contacting our transfer agent, Interwest Transfer Company Inc.

Who paid for this proxy solicitation?

This proxy solicitation is made by the Company.  The cost of preparing, printing, assembling and mailing this proxy statement and other material furnished to stockholders in connection with the solicitation of proxies will be borne by us.

How are proxies solicited?

In addition to the mail solicitation of proxies, our officers, directors, employees and agents may solicit proxies by written communication, telephone or personal call. These persons will receive no special compensation for any solicitation activities. We will reimburse banks, brokers and other persons holding common stock for their expenses in forwarding proxy solicitation materials to beneficial owners of our common stock.

What is “householding?”

“Householding” means that we deliver a single set of proxy materials to households with multiple stockholders, provided certain conditions are met. Householding reduces our printing and mailing costs.

If you or another stockholder of record sharing your address would like to receive an additional copy of the Annual Report on Form 10-K or this Proxy Statement, we will promptly deliver it to you upon your request in one of the following manners:

•	by sending a written request by mail to:

John Busshaus, Chief Financial Officer

Wizzard Software Corporation

5001 Baum Blvd, Suite 770

Pittsburgh, PA 15213

•	by calling John Busshaus, Chief Financial Officer, at (412) 621-0902.

If you would like to opt out of householding in future mailings, or if you are currently receiving multiple mailings at one address and would like to request householded mailings, you may do so by contacting Kathy Neal, at (412) 621-0902.

Can I receive future stockholder communications electronically through the Internet?

Yes. You may elect to receive future notices of meetings, proxy materials and annual reports electronically through the Internet. To consent to electronic delivery, you must vote your shares using the Internet. At the end of the Internet voting procedure, the on-screen Internet voting instructions will tell you how to request future stockholder communications be sent to you electronically.

Once you consent to electronic delivery, you must vote your shares using the Internet and your consent will remain in effect until withdrawn. You may withdraw this consent at any time and resume receiving stockholder communications in print form.

What are the requirements for presenting stockholder proposals?

Stockholders may submit proposals on matters appropriate for stockholder action at our annual meeting consistent with regulations adopted by the Securities and Exchange Commission (SEC) and our Bylaws. For such proposals to be considered for inclusion in the proxy statement and form of proxy relating to the 2009 annual meeting, we must receive them not later than January 1, 2009 or such later date as we may specify in our SEC filings. Your proposals should be addressed to Wizzard Software Corporation at 5001 Baum Blvd, Suite 770, Pittsburgh, PA 15213, Attn: Corporate Secretary.

We anticipate that proxies solicited in connection with our 2009 annual meeting will confer discretionary authority to vote on matters, among others, of which we do not receive notice prior to April 30, 2009

Am I entitled to dissenter’s rights?

Under Colorado law, stockholders are not entitled to dissenter’s rights in connection with any of the matters described in this proxy statement.

What are the interests of the Company’s directors and officers in the matters to be acted upon?

Except as indicated below, none of our directors, executive officers, nominees for election as directors, or any of their associates has any substantial interest, direct or indirect, by security holdings or otherwise, in any of the matters to be acted upon.

To the extent that any of the above-referenced persons may be eligible to participate in our 2008 Key Employee Stock Option Plan, they may be deemed to have an interest in the adoption of such plan.

Whom may I contact for further assistance?

If you have any questions about giving your proxy or require any assistance, please contact John Busshaus, our Chief Financial Officer:

•	by mail, to:

John Busshaus, Chief Financial Officer

Wizzard Software Corporation

5001 Baum Blvd, Suite 770

Pittsburgh, PA 15213

•	by telephone, at (412) 621-0902

EXECUTIVE OFFICERS

The following table sets forth:

•	the names of our current executive officers,

•	their ages as of the record date for the annual meeting and

•	the capacities in which they currently serve Wizzard :

Name	Age	Position(s)	Officer Since
Christopher J. Spencer	39	Chief Executive Officer and Chairman of the Board	2001
John Busshaus	45	Chief Financial Officer	2007
Armen Geronian	39	Chief Technical Officer	2001

See “Proposal No. 1 — Election of Directors” for biographical information regarding Mr. Spencer and each of our other current directors.

John Busshaus has served as our Controller since April 2006, until his election as our Chief Financial Officer on January 29, 2007.  Mr. Busshaus has been responsible for our overall accounting and financial reporting functions since joining the company in April 2006. From 2004 to 2006, Mr. Busshaus was an independent business consultant.  Mr. Busshaus’ efforts were assisting organizations with the implementation of Sarbanes Oxley, filing of SEC reports, and taking a company through an IPO.  Mr. Busshaus worked for Talanga International from 2001 to 2004, where he was the Chief Financial Officer for the company.  From 1999 to 2000, Mr. Busshaus worked for Mellon Bank as Controller and Vice President, and was responsible for strategic planning and managing the annual and monthly budgeting within Global Security Services.  From 1994 to 1998, Mr. Busshaus worked for PepsiCo as Senior Business Planner, and was responsible for annual and quarter budgets planning, as well as weekly, monthly and quarter reporting of results.  As a member of management, Mr. Busshaus' efforts contributed to the revenue growth and market share increases in a market that was categorized as saturated.

Armen Geronian, co-founder of Wizzard, has served as Chief Technical Officer, Assistant Secretary, and a director of Wizzard Delaware since its inception and of Wizzard since February 7, 2001 until his resignation on October 3, 2007.  Mr. Geronian is responsible for all of our technical decisions regarding the software code and other attributes of our products and services.  Mr. Geronian has extensive software development knowledge and experience.  In 1995, he created custom software for an industrial furnace control company. In 1994, Mr. Geronian was the lead developer of a money transfer service software system for ChinaWire, Inc. In 1993, Mr. Geronian helped create a custom software package for medical claims processing that provided communications between offices and System One.  From 1988 until 1992, Mr. Geronian was part of a large project developing accounting, economic development and financial software to be sold to several large Russian corporations.

 Involvement in Certain Legal Proceedings.

     During the past five years, none of our present or former directors, executive officers or persons nominated to become directors or executive officers:

          * was a general partner or executive officer of any business against which any bankruptcy petition was filed, either at the time of the bankruptcy or two years prior to that time;

          * was convicted in a criminal proceeding or named subject to a pending criminal proceeding, excluding traffic violations and other minor offenses;

          * was subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

          * was found by a court of competent jurisdiction in a civil action, the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

Family Relationships.

     There are no family relationships between any of our directors or executive officers.

CORPORATE GOVERNANCE

We uphold a set of basic values to guide our actions and are committed to maintaining the highest standards of business conduct and corporate governance. We have adopted a Code of Business Conduct and Ethics for directors, officers (including our principal executive officer and principal financial officer) and employees, which, in conjunction with our Certificate of Incorporation, Bylaws and Board of Directors committee charters, form the framework for governance of Wizzard.  The Code of Ethics and Business Conduct, Board of Directors committee charters, Bylaws and Certificate of Incorporation are available at our corporate offices. Stockholders may request free printed copies of these documents from:

Wizzard Software Corporation

Attn: Kathy Neal

5001 Baum Blvd., Suite 770

Pittsburgh, PA 15213

Board of Directors Independence

The Board of Directors has determined that each of J. Gregory Smith, Denis Yevstifeyev and Douglas Polinsky has no material relationship with us (either directly or as a partner, stockholder or officer of an organization that has a relationship with us) and satisfies the independence requirements required by the American Stock Exchange. The non-management independent directors meet in executive session, without management, at least annually. Mr. Polinsky, an independent non-management director, chairs all executive session meetings of directors.

Committees of the Board of Directors

The Board of Directors has adopted written charters for two standing committees: the Nominating Committee and the Audit Committee. The Board has determined that all members of the Nominating and Audit Committees are independent and satisfy the relevant SEC or American Stock Exchange independence requirements for members of such committees.

Nominating Committee.    The Nominating Committee currently consists of Mr. Polinsky as chair, Mr. Yevstifeyev, and Mr. Smith. This committee provides assistance to the Board in identifies individuals qualified to become members of the Board of Directors consistent with Board criteria. The committee also oversees the evaluation of the Board of Directors and management.

Audit Committee.    The Audit Committee currently consists of Mr. Polinsky as chair, Mr. Yevstifeyev, and Mr. Smith. Mr. Yevstifeyev, the Board of Directors has determined, is an “audit committee financial expert” as defined under SEC rules. This committee oversees the integrity of our financial statements, disclosure controls and procedures, the systems of internal accounting and financial controls, compliance with legal and regulatory requirements, the qualifications and independence of the independent auditors and the performance of our internal audit function and independent auditors, and the quarterly reviews and annual independent audit of our financial statements. The Audit Committee’s report appears hereafter. Gregory & Associates, our independent auditors, reports directly to the Audit Committee.

We will provide a free printed copy of any of the charters of any Board committee to any stockholder on request.

Compensation Committee.    The Compensation Committee currently consists of Mr. Polinsky as chair, Mr. Yevstifeyev, and Mr. Smith. This committee provides assistance to the Board of Directors in overseeing our compensation policies and practices. It reviews and approves the compensation levels and policies for the Board of Directors; reviews and approves corporate goals and objectives with respect to CEO compensation and, based upon these evaluations, determines and approves the CEO’s compensation; makes recommendations to the Board of Directors with respect to non-CEO executive officer compensation. The Compensation Committee also has the responsibility to provide the report to stockholders on executive officer compensation, which appears below.

Communicating Concerns to Directors

The non-employee directors have established procedures to enable anyone wishing to communicate with our Board of Directors in one of the following ways:

•	E-mailing the directors at directors@wizzardsoftware .com, or

•	Writing to the directors, at the following address:

Board of Directors

Wizzard Software Corporation

c/o Corporate Secretary

5001 Baum Blvd

Suite 770

Pittsburgh, PA 15213

The Audit Committee has established procedures for employees who have a concern about our accounting, internal accounting controls or auditing matters, to communicate that concern directly to the Audit Committee in one of the following ways:

•	Calling the whistle blowing hotline @ (888) 363-7411

•	Writing to the Audit Committee, at the following address:

Chair of the Wizzard Audit Committee

5001 Baum Blvd

Suite 770

Pittsburgh PA 15213

The Corporate General will forward any communications related to our accounting, internal accounting controls, or auditing matters to the Chair of the Audit Committee, together with any other director named in the communication. All other communications will be forwarded to the designated lead independent director of the Board of Directors, together with any other director named in the communication. Communications may be anonymous.

Board and Committee Meetings

The Board held a total of two meetings during fiscal 2007. We encourage but do not require Board member attendance at our annual meeting.  The Audit Committee held one meeting in fiscal 2007. Each director attended at least 75% of the aggregate of the total number of board and applicable committee meetings.

Nominating Committee Report

The Nominating provides assistance to the Board in evaluating and selecting director nominees of the Company to be considered for election at the annual meeting of stockholders and takes such other actions within the scope of its charter as the committee deems necessary or appropriate.

The Nominating has responsibility for identifying and evaluating new nominees to the Board. In evaluating director nominees, the committee will, as described in the committee’s charter, consider various criteria, including relevant industry experience, general business experience, relevant financial experience, and compliance with independence and other qualifications necessary to comply with any applicable tax and securities laws and the rules and regulations of the American Stock Exchange. In addition, directors must have time available to devote to Board activities and to enhance their knowledge of our business. We therefore seek to attract and retain qualified directors who have sufficient time to devote to their responsibilities and duties to us and our stockholders.

Between annual meetings of stockholders, the Board may elect directors to serve until the next annual meeting. Nominees for directorship will be selected by the Nominating Committee, in accordance with the policies and principles in its charter, and nominated by the Board for stockholder elections. To date, we have not engaged third parties to identify or evaluate or assist in identifying potential director nominees, although we may do so in the future.

To date, we have not received any recommendations from stockholders requesting the Board or any of its committees to consider a nominee for inclusion among the Board’s slate of nominees in our proxy statement for our annual meeting. However, our stockholders may recommend director nominees, and the committee will consider nominees recommended by stockholders. A stockholder wishing to submit such a recommendation should send a letter to the Corporate Secretary at our principal executive offices in accordance with the provisions of our Bylaws and the provisions set forth in the Questions and Answers about the Annual Meeting section under the question, “What are the requirements for presenting stockholder proposals?” The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Director Nominee Recommendation.” The letter must identify the author as a stockholder and provide a brief summary of the nominee’s qualifications, including such information about the nominee as would have been required to be included in a proxy statement filed pursuant to the rules of the SEC had such nominee been nominated by the Board, as well as contact information for both the nominee and the stockholder. Nominees should at a minimum have relevant business and financial experience and must be able to read and understand fundamental financial statements. We anticipate that nominees recommended by stockholders will be evaluated in the same manner as nominees recommended by anyone else, although, the committee may prefer nominees who are personally known to the existing directors and whose reputations are highly regarded. The committee will consider all relevant qualifications as well as our needs in terms of compliance with American Stock Exchange listing standards and SEC rules.

All of the nominees for directors being voted upon at the annual meeting are directors standing for reelection.

The Nominating and Corporate Governance Committee assisted the Board and each of its committees in conducting self-evaluations of their functioning and effectiveness. The committee also has reviewed and approved the Company’s CEO succession plan.

Nominating Committee

Douglas Polinsky

Denis Yevstifeyev

J. Greg Smith

Audit Committee Report

The Audit Committee acts pursuant to a written charter that was approved by the Board of Directors. The Audit Committee oversees our financial reporting process on behalf of the Board. Our management has the primary responsibility for the financial statements, for maintaining effective internal control over financial reporting, and for assessing the effectiveness of internal control over financial reporting. In fulfilling its oversight responsibilities, the committee reviewed and discussed the audited consolidated financial statements with our management, including a discussion of the quality, not just the acceptability, of the accounting principles used; the reasonableness of significant judgments made; and the clarity of the disclosures in the financial statements.

The Audit Committee reviewed with Gregory & Assiociates LLP, our independent auditors, which is responsible for expressing an opinion on the conformity of the consolidated financial statements with U.S. generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the committee by Statement on Auditing Standards No. 61, other standards of the Public Company Accounting Oversight Board, rules of the SEC and other applicable regulations. In addition, the committee has discussed with Gregory & Associates the firm’s independence from Wizzard, including the matters in the letter from Gregory & Associates required by Independence Standards Board Standard No. 1, and considered the compatibility of non-audit services with Gregory & Associates’ independence.

The Audit Committee also reviewed management’s report on its assessment of the effectiveness of our internal control over financial reporting and Gregory & Associates’ report on the effectiveness of our internal control over financial reporting.

The Audit Committee discussed with Gregory & Associates the overall scope and plans for their respective audits. The committee regularly meets with Gregory & Associates, with and without management present, to discuss the results of their examinations; their evaluations of our internal control, including internal control over financial reporting; and the overall quality of our financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board approved, that the audited consolidated financial statements and management’s assessment of the effectiveness of our internal control over financial reporting, together with Gregory & Associates’ reports, be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2007 filed with the SEC. The committee and the Board also have recommended, subject to stockholder approval, the selection of Gregory & Assocites, LLP to audit our 2008 consolidated financial statements.

Audit Committee

Douglas Polinsky, Chairman

J. Gregory Smith

Denis Yevstifeyev

Compensation Committee Interlocks and Insider Participation

No interlocking relationship exists between the Board of Directors or Compensation Committee and the board of directors or compensation committee of any other entity, nor has any interlocking relationship existed in the past.

COMPENSATION DISCUSSION AND ANALYSIS

Overview and General Philosophy

At Wizzard, our focus is to create value through advancements in the use of speech recognition software within our diverse businesses. Our executive compensation program supports this goal of value creation by:

•	rewarding executives for obtaining performance milestones;

•	aligning the interests of executives with the interests of stockholders; and

•	attracting and retaining highly motivated and talented executives.

Our compensation elements simultaneously fulfill one or more of these three objectives. The elements include:

•	base salary;

•	discretionary bonuses (in the form of cash, restricted stock, and stock options);

•	benefits programs.

The type and amount of compensation is determined considering current pay, competitive pay data from the external talent market and the opportunity for future pay. We combine compensation elements for each executive in a manner that will meet the performance, alignment and retention goals listed above as well as eliciting the best possible contribution from the executive.

Compensation Objectives

Our executive compensation philosophy is built around two objectives: supporting stockholder value creation through, aligning the interests of executives with the interests of stockholders, and attracting and retaining highly motivated and talented executives.

Due to our diverse businesses, we have determined that no specific peer group is appropriate to use in defining market pay levels for our named executives. We therefore use general industry data of companies which are a similar size to us based on market capitalization to establish market pay levels.

Obtained Performance Milestones:

•	We construct our annual bonus opportunities to have appropriately aggressive targets that require significant achievement against performance milestones.

Aligned Interests:

•	Our base pay practices reduce fixed costs and emphasize performance-based incentive programs, which we believe are in the best interests of stockholders.

•	We base our annual bonus opportunities on performance milestones and value to the shareholder that focus executives on performance results that is of common interest to stockholders.

•	We award long-term equity incentive opportunities using stock options and restricted stock so that appreciating stock value is a significant factor in executive compensation.

Executive Retention:

•

We believe our use of lower base salary levels accompanied by an emphasis on incentive programs attracts executives that are appropriately aggressive, innovative, and willing to risk a larger share of their compensation on their own performance and the performance of the Company.

•	Discretionary bonuses allow us to adjust to unique market conditions in a timely fashion in order to retain key executives.

Compensation Administration

General Process.    Executive compensation decisions at Wizzard are the product of several factors, modified by judgment and discretion as necessary. The predominant factors include:

•	key performance measurements such as revenue, monthly download of content, and key business developments;

•	strategic initiatives such as acquisitions, and implementation of process improvements;

•	achievement of specific operational goals relating to the sphere of influence led by the executive;
•	compensation of other executives within the Company (to ensure internal equity); and

For the CEO, these factors are judged and compensation is recommended by the Compensation Committee of the Board of Directors and approved by the Board. For the other executive officers (including all of the named executives in the Summary Compensation Table), the factors are considered by the CEO, who recommends compensation levels. These judgments and recommendations are then reviewed and approved or revised by the Compensation Committee.

Generally, the Compensation Committee reviews and makes adjustments to base compensation once per year, effective at the beginning of each fiscal year (January 1). Annual incentives are typically paid within two months of the fiscal year end, usually in mid-February.  Equity grants are typically awarded in the spring of each year, in March or early April.

Role of Compensation Committee.    The Compensation Committee oversees the design, development and implementation of our compensation program. The Committee evaluates the performance of the CEO and determines CEO compensation consistent with the objectives of the compensation program. The Committee also approves all incentive compensation plans and approves or revises recommendations made by the CEO for compensation decisions affecting other executives. The Committee also approves all bonuses, awards and grants under all incentive plans.

Role of CEO.    Our CEO is responsible for the implementation and administration of our compensation program throughout the organization. The CEO evaluates the performance of executives and, consistent with the objectives of the compensation program, meets with the Compensation Committee to consider and recommend compensation programs, set and evaluate performance milestone, and make specific recommendations on the form and amount of compensation for named executives.

Compensation Components

Short-Term Compensation.    Consistent with our stated compensation philosophy, our key metric for executive short-term compensation is annual total cash compensation. Discretionary bonuses provide significant upside potential which results in targeted annual total cash compensation.

Our performance for fiscal 2007 was at or above targeted levels, even in a year that was very challenging. Company-wide, total revenue for the year was $5.1 million, an increase of 74% from the previous year.  During 2007 the company completed two successful acquisitions, Webmayhem Inc. and the operations of Professional Nursing Personnel Pool.  In July, 2007, the Company closed a subscription agreement whereby four institutional investors invested $7.5 million in cash in exchange for 7,500 shares of Series A Convertible Preferred Stock and warrants to purchase a total of up to 1,829,268 shares of our common stock..  During 2007 the Company made an application for listing on the American Stock Exchange and subsequent to the end of the fiscal year, the Company was accepted for listing on the American Stock Exchange.

Base Salary.    We consider base salary a tool to provide executives with a reasonable base level of income relative to the scope of the positions they hold. Base salaries are established based on the level of responsibility for the position. With the exception of the CEO and named executives all base salaries are reviewed annually, and are adjusted from time to time to reflect changes in responsibility level.

In 2007, our named executives’ salaries ranged from $100,000 to $132,000. Changes in senior executive base pay during fiscal year 2007 included an increase in Mr. Spencer’s annual base pay on March 1, 2007 from $80,000 to $110,000 and on July 16, 2007 from 110,000 to 132,000; an increase in Mr. Busshaus’ annual base pay from $110,000 to $121,000 on July 16, 2007; an increase in Mr. Geronian’s annual base pay on March 1, 2007 from $50,000 to $110,000.

Annual Bonus.    Currently, there is not an established annual incentive bonus plan.

Discretionary Bonuses.    Because there is not an annual incentive plan, the Compensation Committee may determine a discretionary bonus is to be awarded to appropriately reward senior executives.  In these cases, discretionary bonuses are used to assure that executives are appropriately rewarded. The Committee determines discretionary bonuses for the CEO. The CEO recommends discretionary bonuses for all other named executives, which are then approved or adjusted by the Committee.

In fiscal year 2007, we awarded discretionary bonuses to two named executives.  As a result of Mr. Spencer’s accomplishments and advancement of the company during 2007, a discretionary bonus of $50,000 was awarded to Mr. Spencer.   At Mr. Spencer’s direction, $14,810 of the bonus was forfeited and a bonus of $35,190 was paid to Mr. Spencer in February of 2008.  As a result of Mr. Geronian’s continued efforts with respect to the change requirements with the software sold by the Company, a discretionary bonus of $15,754 was awarded to Mr. Geronian.

Our Compensation Committee believes that we have executed on our compensation philosophy given the level of Company performance in fiscal 2007.

Long-Term Incentive Compensation.    In 2007, we offered a limited group of employees, including all named executives except for Messrs. Spencer and Geronian, stock options.

In fiscal 2008, we plan to implement a new long-term incentive design that will utilize stock options. For senior management, including named executives, the primary emphasis will be on stock option awards. This results primarily in senior management focus on stock price performance, directly aligning the interests of executives with the interests of stockholders. It also puts a higher percentage of long-term compensation at risk as the design delivers less immediate value to executives.

All stock-options granted to the named executives by the Company must have prior Compensation Committee approval. The exercise price for all stock-based awards coincides with the date the Committee approves the award grant. It is against Company policy to back-date stock-based awards or to try to time stock-based awards for any reason and we have never engaged in these practices.

Award Adjustment or Recovery.    We do not have a policy to recover or otherwise adjust payments made or awards earned as a result of changes in subsequent periods relating to performance measures upon which such payments or awards are based, sometimes referred to as a “clawback” policy. We have not required any named executive to return any award or repay any payment received in any fiscal year.

Tax Deductibility of Compensation.    Section 162(m) of the Internal Revenue Code of 1986, as amended, imposes a $1,000,000 limit on the amount that a public company may deduct for compensation paid to named executives unless compensation is based on an individual’s meeting pre-established performance goals determined by a compensation committee and approved by stockholders. For 2007, the annual bonuses were designed to satisfy the requirements for deductible compensation.

Retirement and Other Benefits

Generally, we view retirement savings as a personal matter. We currently do not offer any pre-tax retirement savings through the use of a traditional 401(k) plan; a deferred compensation plan or other retirement programs.

Perquisites.    Eligible employees, including named executives, participate in various other employee benefit plans, including medical and dental care plans; flexible spending accounts for health care; life, accidental death and dismemberment and disability insurance; and vacation plans. The primary purpose of providing these plans and limited perquisites to senior executives is to attract and retain talented executives to manage the Company. With respect to non-insurance perquisites, we prefer to take a minimalist approach. For fiscal 2007, the Company did not have executive non-insurance perquisites.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth in this proxy statement with our management. Based on such review and discussions, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into our 2007 Annual Report on Form 10-K.

Compensation Committee

Douglas Polinsky, Chairman

J. Gregory Smith

Denis Yevstifeyev

Summary Compensation Table

The following sets forth the compensation of Wizzard’s Chief Executive Officer during fiscal 2007, and the two other persons who served as executive officers during fiscal 2007. Unless otherwise noted, the amounts shown represent what was earned in fiscal 2007.

SUMMARY COMPENSATION TABLE – FISCAL 2007

Name and principal position	Salary ($)	Bonus (1) ($)	Stock awards ($)		Non-equity incentive plan compensation ($)	All other compensation ($)	Total ($)
Christopher Spencer – Chief Executive Officer
2007	115,083	35,190	0		0	0	150,273
2006	84,167	10,151	0		0	0	94,318
2005	80,000	9,000	500		0	0	89,500
John L. Busshaus – Chief Financial Officer
2007	115,042	0	558,488	(2)	0	0	673,530
2006	82,500	0	147,893		0	0	230,393
2005	0	0	0		0	0	0
Armen Geronian – Chief Technical Officer
2007	100,000	15,754	0		0	0	115,754
2006	57,317	48,392	0		0	0	105,709
2005	56,517	44,500	500		0	0	101,517

(1)	The bonuses shown in this column represent discretionary awards.

(2)

Stock-based compensation represents the amounts recognized for financial reporting purposes for granting of stock options totaling $361,238, calculated in accordance with the requirements of SFAS No. 123R.  In addition, Stock-based compensation represents the award of Restricted Stock total $197,250.  Reference is made to Note 11 to the consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year 2007 for a detailed description of the assumptions used in valuing stock-based awards under SFAS No. 123R.

Restricted Stock Awards

The following table sets forth information concerning the only restricted stock award during fiscal 2007 to any named executive. The award consisted of 75,000 shares of restricted stock issued to Mr. Busshaus, subject to vesting conditions. For shares to vest, the market closing price for our common stock was required to be at or above $.75 on July 13, 2008.

RESTRICTED STOCK AWARD – FISCAL 2007

	Award Date	Award date fair value of stock award ($)
Name
John L. Busshaus	June 21, 2007	197,250	(1)

(1)	The award date fair value of the restricted stock was established with the closing price of the stock on June 21, 2007 at $2.63 per share.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information concerning outstanding equity awards for the named executives as of December 31, 2007.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2007

	Options awards				Stock awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)
Christopher Spencer	0	0	0		0		0
John L. Busshaus	137,500	0	1.59	5/22/2016	0		0
John L. Busshaus	200,000	0	2.20	5/16/2017	75,000	(1)	197,250
Armen Geronian	0	0	0		0		0

(1)	Represents restricted stock which vests on June 12, 2008.

 Option Exercises and Stock Vested

The following table sets forth information concerning fiscal 2007 option exercises and restricted stock that vested during fiscal 2007 for the named executives.

OPTION EXERCISES AND STOCK VESTED DURING FISCAL 2007

	Option awards		Stock awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)	Value realized on vesting ($)
Christopher Spencer	0	0	0	0
John L. Busshaus	0	0	0	0
Armen Geronian	0	0	0	0

Nonqualified Deferred Compensation

The Company does not have a Deferred Compensation Plan for its executive officers.

Other Potential Post-Employment Payments

As of December 31, 2007, there were no named executives with employment contracts that require or required severance or other post-employment payments.

Summary Information about Equity Compensation Plans

As of December 31, 2007, we had five stock option plans, which were not approved by stockholders. A total of 1,737,500 shares of common stock have been reserved for ultimate issuance under the plans. Four of the plans have expired and awards can no longer be granted under those plans. As of December 31, 2007, options for approximately 9,745 shares of common stock could be granted under the remaining plan.

The Compensation Committee, or in its absence, the full Board, administers and interprets the plans. This Committee is authorized to grant options and other awards both under the plans and outside of any plan to eligible employees, officers, directors, and consultants. Terms of options and other awards granted under the plans, including vesting requirements, are determined by the Committee and historically have varied significantly. Options and other awards granted under the plans vest over periods ranging from zero to ten years, expire ten years from the date of grant and are not transferable other than by will or by the laws of descent and distribution. Incentive stock option grants are intended to meet the requirements of the Internal Revenue Code.

2002 Stock Option Plan.    A total of 1,000,000 shares of common stock are reserved for issuance under the 2002 Stock Option Plan. The 2002 Plan expired in 2007 and awards can no longer be granted under the 2002 Plan. The 2002 Plan provided for the granting of both incentive stock options (ISOs) and non-statutory stock options (NSOs).

2004 Stock Option Plan.    A total of 200,000 shares of common stock are reserved for issuance under the 2004 Stock Option Plan. The 2004 Plan expired in 2007 and awards can no longer be granted under the 2004 Plan. The 2004 Plan provided for the granting of both incentive stock options (ISOs) and non-statutory stock options (NSOs).

2005 Stock Option Plan.    A total of 200,000 shares of common stock are reserved for issuance under the 2005 Stock Option Plan. The 2005 Plan expired in 2007 and awards can no longer be granted under the 2005 Plan. The 2005 Plan provided for the granting of both incentive stock options (ISOs) and non-statutory stock options (NSOs).

2006 Stock Option Plan.    A total of 137,500 shares of common stock are reserved for issuance under the 2006 Stock Option Plan. The 2006 Plan expired in 2006 and awards can no longer be granted under the 2006 Plan. The 2006 Plan provided for the granting of both incentive stock options (ISOs) and non-statutory stock options (NSOs).

2007 Stock Option Plan.    A total of 200,000 shares of common stock are reserved for issuance under the 2007 Stock Option Plan. The 2007 Plan has not expired and awards up to 34,745 can be granted under the 2007 Plan. The 2007 Plan provided for the granting of both incentive stock options (ISOs) and non-statutory stock options (NSOs).

2007 Key Employee Stock Option Plan.    A total of 200,000 shares of common stock are reserved for issuance under the 2007 Key Employee Stock Option Plan. The 2007 Key Employee Plan expired in 2007 and awards can no longer be granted under the 2007 Key Employee Plan. The 2007 Key Employee Plan provided for the granting of both incentive stock options (ISOs) and non-statutory stock options (NSOs).

2008 Stock Option Plan.    A total of 200,000 shares of common stock are reserved for issuance under the 2008 Stock Option Plan. The 2008 Plan has not expired and awards up to 5,000 can be granted under the 2008 Plan. The 2008 Plan provided for the granting of both incentive stock options (ISOs) and non-statutory stock options (NSOs).

2008 Key Employee Stock Option Plan.    A total of 400,000 shares of common stock are reserved for issuance under the 2008 Key Employee Stock Option Plan. The 2008 Key Employee Plan expired in 2008 and awards can no longer be granted under the 2008 Key Employee Plan. The 2008 Key Employee Plan provided for the granting of both incentive stock options (ISOs) and non-statutory stock options (NSOs).

No Loans for Option Exercises.    It is our policy to not make loans to employees or officers for the purpose of paying for the exercise of stock options.

Stockholder Approval of Equity Compensation Plans.    The following table presents information as of December 31, 2007, about our common stock that may be issued upon the exercise of options granted to employees, consultants or members of the Board of Directors under all of our existing equity compensation plans and individual arrangements. As described above, we have five stock option plans under which options have been granted. The Plans have not been approved by stockholders.

Plan Category	Maximum shares to be issued upon exercise of options	Weighted-average exercise price of outstanding options	Shares remaining available for future issuance under existing equity compensation plans (excluding shares reflected in first column)
Plans approved by stockholders	0	$0	0
Plans not approved by stockholders	427,500	2.06	9,745

Total	427,500	$2.06	9,745

DIRECTOR COMPENSATION

In 2007, we paid our non-employee directors a cash retainer. Beginning in 2008, the Board of Directors will consider stock options or other appropriate equity incentive grants to the outside directors. We reimburse directors for out-of-pocket expenses they incur when attending meetings of the Board. Salaried executives who serve as directors are not paid for their services as directors and accordingly, Christopher Spencer is not included in the director compensation table below.

The following table sets forth the compensation we paid our non-employee directors in 2007. Unless otherwise noted, the amounts shown represent what was earned in fiscal 2007.

DIRECTOR COMPENSATION TABLE – FISCAL 2007

Name	Fees earned or paid in cash(1) ($)		Option awards ($)		Total ($)
Doug Polinsky	4,000		0		4,000
J. Gregory Smith	4,000		0		4,000
Denis Yevstifeyev	4,000		0		4,000
Gordon Berry	62,167	(2)	0	(2)	62,167
Alan Costilo	48,000	(2)	255,000	(2)	303,000

(1)	The non-employee directors began there term as a member of the board during the fourth quarter of 2007.
(2)	We paid these amounts as independent contractors, rather than as directors

All outside directors are entitled to base annual cash compensation of $24,000, which we pay monthly.  Currently, the outside directors also receive options for the purchase of common stock which normally vest at the rate of 24,000 shares each year, through December 31, 2008.

The following table sets forth certain information as of June 1, 2008 regarding the beneficial ownership of our common stock, for:

•	each person (or group of affiliated persons) who, insofar as we have been able to ascertain, beneficially owned more than 5% of the outstanding shares of our common stock;
•	each director;
•	each named executive; and

•	all directors and executive officers as a group.

We relied on information received from each stockholder as to beneficial ownership, including information contained on Schedules 13D and 13G and Forms 3, 4 and 5.  As of June 1, 2008 there were 44,619,520 shares of common stock outstanding. As of that date, there were options to purchase 912,500 shares of common stock and warrants to purchase 4,123,851 shares of common stock.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)		Percent of Class
5% Stockholders:
Christopher Spencer, Chief Executive Officer	3,182,934	(3)	7.1%

Armen Geronian, Chief Technical Officer	2,909,667		6.5%

Voice Recognition Investment LP	3,774,186		8.5%
Directors:
Douglas Polinsky	102,000		*
J. Gregory Smith	0
Denis Yevstifeyev	0
David Mansueto	1,143,857		2.6%

Executive Officers:
John L. Busshaus	537,500	(4)	1.2%
All directors and executive officers as a group (16 persons)	11,062,644		24.8%
*			Less than 1%
(1)			The address of each director and officer is c/o Wizzard Software Corporation, 5001 Baum Blvd. Suite 770, Pittsburgh, Pennsylvania 15213.
(2)

The persons named in this table have sole voting and investment power with respect to all shares of common stock reflected as beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within sixty (60) days from June 1, 2008, and the total outstanding shares used to calculate each beneficial owner’s percentage includes such shares, although such shares are not taken into account in the calculations of the total number of shares or percentage of outstanding shares. Beneficial ownership as reported does not include shares subject to option or conversion that are not exercisable within 60 days of June 1, 2008.

(3)			Includes 125,000 stock options that are vested or will vest within 60 days of June 1, 2008.
(4)			Includes 462,500 stock options that are vested or will vest within 60 days of June 1, 2008.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to us with respect to fiscal 2007 and on representations that no other reports were required, we believe that during the 2007 fiscal year all applicable Section 16(a) filing requirements were met, with the exception of Forms 3 for Messrs. Polinsky, Yevstifeyev and Smith, each of whom filed his Initial Statement of Beneficial Ownership of Securities on March 19, 2008.

TRANSACTIONS WITH RELATED PERSONS

Review and Approval of Transactions with Management and Others

We maintain various policies and procedures relating to the review, approval or ratification of transactions in which we and our subsidiaries are a participant and in which any of our directors, executive officers, major stockholders or their family members have a direct or indirect material interest. We refer to these individuals and entities in this proxy statement as related persons. Our Code of Ethics and Business Conduct, which is available on our website at www.wizzardsoftware.com, prohibits our employees, including our executive officers, from engaging in specified activities without prior approval. These activities typically related to conflicts of interest situations where an employee may have significant financial or business interests in another company competing with or doing business with us, or who stands to benefit in some way from such a relationship or activity.

Our Board of Directors has responsibility for reviewing and approving or ratifying related person transactions as defined under SEC regulations to the extent not delegated to another committee of the Board. In addition, the Board annually determines the independence of directors based on a review by the directors and the Nominating Committee.  The Compensation Committee reviews and approves compensation arrangements for the executive officers and directors.

We believe that these policies and procedures collectively assure that all related person transactions requiring disclosure under SEC rules are appropriately reviewed and approved or ratified. Each of the transactions disclosed below has been reviewed and approved or ratified by our Board of Directors and we believe that the terms of each of these transactions are no less favorable to us than we could obtain from an unaffiliated party.

Transactions with Related Persons

The Company entered into three separate exclusive advertising agreements including an agreement with Survival Spanish, a top 10 (as ranked in iTunes) Education podcaster, whereby the podcaster agreed to provide Wizzard exclusivity to his shows for advertising for six months.  Survival Spanish is owned by David Spencer.  David Spencer is a sibling of the CEO of the Company.  During 2007, payments were made to Mr. Spencer totaling $18,977.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

Our directors hold office until the end of their respective terms or until their successors have been duly elected and qualified. Our executive officers are appointed by the Board of Directors and serve at the discretion of the Board.

Nominees for Election as Directors

At the time of the annual meeting, the Board will consist of five members: Christopher Spencer, J. Gregory Smith, Denis Yevstifeyev, Douglas Polinsky and David Mansueto. At the annual meeting, the stockholders will elect five directors to serve until the next annual meeting of stockholders, or until their successors are duly elected and qualified.

The Board proposes that the five individuals listed below be elected as directors. The nominees have consented to serve if elected to the Board. In the event that one or more of the nominees is unable to serve as director at the time of the annual meeting (which is not expected), proxies with respect to which no contrary direction is made will be voted FOR such substitute nominee(s) as shall be designated by the Board to fill the vacancy or vacancies.

The names of the nominees, together with certain information about them, are set forth below:

Name	Age	Position with Wizzard	Director Since
Christopher Spencer	39	Chairman and CEO	1995
David Mansueto	29	Director	2007
Douglas Polinsky	49	Chairman of Audit Committed and Director	2007
J. Gregory Smith	39	Director	2007
Denis Yevstifeyev	26	Director	2007

 Christopher Spencer has served as our Chief Executive Officer, President and as a director of Wizzard since February 7, 2001.  Mr. Spencer has been responsible for our overall direction since our inception and has been instrumental in leading us to our current position in the speech recognition industry.  From 1994 until 1996, Mr. Spencer founded and worked for ChinaWire, Inc., a high-technology company engaged in financial remittance between international locations and China.  Mr. Spencer worked for Lotto USA, Inc. from 1992-1994, where he was founder and Chief Executive Officer for the Pennsylvania computer networking company.  From 1990 until 1992, Mr. Spencer worked for John Valiant, Inc., and was responsible for business concept development and obtaining financing.  Mr. Spencer's efforts combined an effective advertising/promotions campaign with proper timing in the young adult/college restaurant/nightclub market.  John Valiant was sold for a profit in 1992 after successfully operating three revenue-generating divisions.

David Mansueto has served a director for Wizzard's since April of 2007.  Mr. Mansueto was a co-founder and executive officer of Liberated Syndication, since the founding of the business in 2004.  Mr. Mansueto handles creative planning and strategic decision making for Liberated Syndication and the newly formed Wizzard Media.  From 2004 to 2007, Mr. Mansueto founded and ran Liberated Syndication, the largest podcast hosting business in the world.  From 2001 to 2004, Mr. Mansueto was engaged in the performance and digital arts, and produced many performance series in the Pittsburgh area including a regular public access talk show that featured local artists, entrepreneurs and politicians.  In 2000, Mr. Mansueto co-created Emayhem.com, one of the web's first user generated online communities. In 1996, Mr. Mansueto attended the University of Pittsburgh to study theatre, film and music.  Mr. Mansueto was awarded the top prize at the American College Theatre Festival for his sound design work on the premiere stage production of The Hudsucker Proxy.

Douglas Polinsky has served as a Director of Wizzard since October 2007.  Mr. Polinsky serves as the President of Great North Capital Corp., a Minnesota-based financial services company he founded in 1995.

Great North advises corporate clients on capital format and other transaction-related financial matters.  Mr. Polinsky earned a Bachelor of Science degree in Hotel Administration at the University of Nevada at Las Vegas.

Greg Smith has served as a Director of Wizzard since October 2007.  Mr. Smith is an award-winning producer and entrepreneur with over 10 years of experience in Non-Fiction Television.  In 2000, Mr. Smith established The Solution Film Group, LLC and acts as the Company’s President.  Mr. Smith provides professional production and editorial support for various forms of non-fiction television entertainment, including the direction of media projects from development through production and post-production.  His clients include Discovery Channel, Science Channel, Discovery HD Theater, Animal Planet, The Military Channel, PBS, and Discovery Networks International.  Mr. Smith most recently won an Emmy in 2006 for the Discovery Channel’s animated special Before the Dinosaurs.  His other awards for excellence in production and editing include Emmys for the Discovery Channel’s Walking with Prehistoric Beasts and Allosaurus:  A Walking with Dinosaurs Special.  From 1997 to 2000, Mr. Smith worked for Discovery Communications, Inc. in the capacity of Supervising Producer from January 1998 to November 2000, and Producer/Editor from October 1997 to January 1998. From 1995 to 1996, Mr. Smith worked for Discovery Channel Pictures serving as Assistant Editor from March 1996 to October 1997, and Production Assistant from September 1995 to March 1996. From 1994 to 1995, Mr. Smith worked for Crawford Communications in Atlanta, Georgia as a Manager of Satellite Services for The Learning Channel.

Denis Yevstifeyev has served as a Director of Wizzard since October 2007.  Mr. Yevstifeyev operates his own consulting practice providing accounting and management consulting services to clients across various business sectors. From 2007 to 2008, Mr. Yevstifeyev served as Sr. Financial Reporting Analyst for American Eagle Outfitters, Inc, in Pittsburgh.  His duties included: preparing and analyzing various internal and external financial reports; researching new accounting pronouncements and evaluating any impact on the financial statements.  He also reviewed accounting workpapers and prepared the Company’s SEC filings for forms 8-K, 10-Q and 10-K.  From 2005 to 2007, Mr. Yevstifeyev worked Schneider Downs, Inc., where he worked on Sarbanes-Oxley compliance engagements. In 2005, Mr. Yevstifeyev graduated with a Bachelor of Science degree in Business from Washington and Jefferson College.  He also graduated with honors from the Moscow Bank College of the Central Bank of Russia in Moscow with a degree in Finance in 2000.  From 2002 to 2003, Mr. Yevstifeyev served as the Settlement Department Manager for SDM BANK in Moscow, where he dealt with domestic and international corresponding banks, among other responsibilities.

Your Board of Directors unanimously recommends a vote FOR the election of Messrs. Spencer, Mansueto, Polinsky, Smith and Yevstifeyev.

PROPOSAL NO. 2 - APPROVAL OF THE WIZZARD SOFTWEARE CORPORATION 2008 KEY EMPLOYEE STOCK OPTION PLAN

The Board of Directors recommends stockholder approval of the 2008 Key Employee Stock Option Plan (2008 Plan) for the issuance of 400,000 options.  As of March 31, 2008, all of the Options under the 2008 Plan have been granted under the plan.

In February 2008, the Compensation Committee of the Board of Directors recommended the approval of the granting of the stock options. We are seeking your approval for the 2008 Plan. If stockholder approval is not obtained, no options may be granted under the 2008 Plan. However, the Board of Directors did grant options under the 2008 plan pending stockholder approval.

The Board of Directors believes that it is in our best interests to be able to continue to provide a means by which our key employees, including officers, may increase their equity ownership in Wizzard and thereby to provide them with an incentive to enhance stockholder returns.

 Stockholder Approval

The affirmative vote of the holders of a majority of the stockholders’ shares present in person or represented by proxy at the annual meeting and entitled to vote is required to approve the 2008 Key Employee Stock Option Plan.

Your Board of Directors unanimously recommends a vote FOR the approval of the Company’s 2008 Key Employee Stock Option Plan.

PROPOSAL NO. 3 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee and the Board have appointed Gregory & Associates LLP, certified public accountants, as auditors to examine the financial statements of Wizzard for fiscal 2008 and to perform other appropriate accounting services and are requesting ratification of such appointment by the stockholders. Gregory & Associates audited our financial statements for the calendar year ended December 31, 2007.

Audit and Non-Audit Fees

The following table summarizes the fees paid or payable to Gregory & Assoicates for services rendered for the fiscal years ended December 31, 2006 and 2007. Audit fees include the cost of our annual audit and our subsidiaries including Gregory & Associates’ assessment of internal control over financial reporting, plus the costs of quarterly reviews, SEC filings requiring the consents of our independent auditor, and comfort letters provided to underwriters. Audit-related fees consisted of due diligence work on a potential acquisition. The Audit Committee approved 100% of the fees for both 2006 and 2007.

	Fiscal Year 2006	Fiscal Year 2007
Audit fees	$45,835	$87,662
Audit-related fees	—	—
Tax Fees	—	—
All other fees	—	—

Total	$45,835	$87,662

The Audit Committee is informed of and approves all services Gregory & Associates provides. The Audit Committee pre-approves the annual audit fee, tax services, and non-routine SEC filing reviews, as well as the fees for all large projects that are expected to cost more than $50,000. In addition, it has pre-approved $100,000 for items that relate to routine accounting consultations related to items such as new accounting pronouncements, routine SEC filings requiring consents, and routine tax consultations. Upon performance of such services, the Audit Committee is informed of and approves the matters to which such consultations relate. Upon approval by the Audit Committee, the amount is added back to the pre-approved $100,000.

The affirmative vote of the holders of a majority of the stockholders’ shares present in person or represented by proxy at the annual meeting and entitled to vote is required.

If stockholders do not ratify the appointment of Gregory & Associates, the adverse vote will be considered a directive to the Audit Committee and the Board to select other auditors for the next fiscal year.

Your Board of Directors unanimously recommends a vote FOR ratification of Gregory & Associates LLP as Wizzards’ independent auditors.

YOUR VOTE IS IMPORTANT. WE URGE YOU TO SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. THE PROMPT RETURN OF YOUR SIGNED PROXY CARD, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD, WILL AID US IN AVOIDING THE EXPENSE OF ADDITIONAL PROXY SOLICITATIONS. GIVING YOUR PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON AT THE MEETING OR YOUR RIGHT TO RESUBMIT LATER DATED PROXY CARDS.

Wizzard Software Corporation

By Order of the Board of Directors,

/s/ Christopher J. Spencer

Christopher J. Spencer

Chief Executive Officer

ANNEX A

WIZZARD SOFTWARE CORPORATION

2008 KEY EMPLOYEE STOCK OPTION PLAN

 (Subject to Stockholder Approval)

PART I

Item 1.  Plan Information.

Plan.

A copy of our ("Wizzard Software Corporation," or the "Company," "we," "our" and "us" or words of similar import) 2008 Key Employee Stock Option Plan (the "2008 Plan") is attached hereto and incorporated herein by reference.

Item 2.  Registrant Information and Employee Plans Annual Information.

Available Information.

Copies of our 2008 Plan, our 10-K Annual Report for the year ended December 31, 2007, all of our 10-QSB Quarterly Reports and any of our Current Reports filed with the Securities and Exchange Commission (the "Commission") during the past 12 months will be provided to the 2008 Plan's participants.

We also undertake to furnish, without charge, to such participants or persons purchasing any of our securities registered hereby, copies of all of such documentation.  Requests should be directed to Christopher J. Spencer, our President, at the address and telephone appearing on the Cover Page of this Registration Statement.

Additional information regarding us may be reviewed at the Commission's web site www.sec.gov, in the Edgar Archives.

PART II

Information Required in the Registration Statement

Item 3.  Incorporation of Documents by Reference.

The following documents are incorporated by reference into this Registration Statement and made a part hereof, to wit:

     (a) Our 10-K Annual Report for the calendar year ended December 31, 2007; our 10-QSB-A1 Quarterly Report for the quarterly period ended September 30, 2007; our 10-QSB-A1 Quarterly Report for the quarter ended June 30, 2007; and our 10-QSB-A1 Quarterly Report for the quarterly period ended March 31, 2007, all of which were filed with the Commission on March 17, 2008.

(b) All of our other reports filed pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") for the past twelve months.

We are authorized to issue two classes of securities, being comprised of 100,000,000 shares of $0.001 par value common voting stock and 10,000,000 shares of $0.001 par value preferred stock.

The holders of our $0.001 par value common stock have traditional rights as to voting, dividends and liquidation.  All shares of common stock are entitled to one vote on all matters; there are no pre-emptive rights and cumulative voting is not allowed.  Our common stock is not subject to redemption and carries no subscription or conversion rights.  In the event of our liquidation, the holders of our common stock are entitled to share equally in corporate assets after satisfaction of all liabilities.

All documents subsequently filed by us pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall also be deemed to be incorporated by reference into this Registration Statement and made a part hereof from the date of the filing of such documents.

Item 4.  Description of Securities.

(c) See Item 3(b) above.

Item 5.  Interest of Named Experts and Counsel.

Branden T. Burningham, Esq., who has prepared, this Registration Statement, the 2008 Plan, and  an opinion regarding the authorization, issuance and fully-paid and non-assessable status of our securities covered by this Registration Statement, presently owns no shares of our common stock and is not deemed to be an affiliate of ours or a person associated with an affiliate of ours.  He may be entitled to participate in the 2008 Plan; however, his participation is not anticipated at this time.

Item 6.  Indemnification of Directors and Executive Officers.

Section 7-109-102 of the Colorado Corporations and Associations Act, (the "Colorado Code") authorizes a Colorado corporation to indemnify any director against liability incurred in any proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

Unless limited by the Articles of Incorporation, Section 7-109-105 authorizes a director to apply for indemnification to the court conducting the proceeding or another court of competent jurisdiction.  Section 7-109-107 extends this right to officers of a corporation as well.

Unless limited by the Articles of Incorporation, Section 7-109-103 requires that a corporation indemnify a director who was wholly successful in defending any proceeding to which he or she was a party against reasonable expenses incurred in connection therewith.  Unless limited by the Articles of Incorporation, Section 7-109-107 extends this protection to officers of a corporation as well.

Pursuant to Section 7-109-104, the corporation may advance a director's expenses incurred in defending any action or proceeding upon receipt of an undertaking and a written affirmation of his or her good faith belief that he or she has met the standard of conduct specified in Section 7-109-102.  Unless limited by the Articles of Incorporation, Section 7-109-107 extends this protection to officers of a corporation as well.

Regardless of whether a director, officer, employee or agent has the right to indemnity under the Colorado Code, Section 7-109-108 allows the corporation to purchase and maintain insurance on his or her behalf against liability resulting from his or her corporate role.

Article VIII of our Company's Bylaws reiterates the provisions of Section 7-109-102 of the Colorado Code, and extends this protection to officers and employees of our Company.  Article VIII also provides that a judgment or conviction, whether based upon a plea of guilty or nolo contendere or its equivalent, or after trial, shall not in and of itself be deemed to be an adjudication that such director, officer or employee is liable to our Company for negligence or misconduct in the performance of his or her duties.  This determination can be made, at the option of the director, officer or employee seeking indemnification in any of the following manners: (a) order of the court or administrative agency having jurisdiction of the action, suit or proceeding; (b) resolution of a majority of the non-interested members of the Board of Directors; (c) if there is no quorum after excluding interested directors, by majority resolution of a committee of non-interested stockholders and directors appointed by the Board of Directors; (d) resolution of a majority of the quorum directors at any meeting; or (e) an order of any court having jurisdiction over our Company.

Item 7.  Exemption from Registration Claimed.

None.

Item 8.  Exhibits.

Exhibit

Number

5.1

Opinion regarding Legality

5.2

S-8 Memorandum for Plan Participants

23.1

Consent of Branden T. Burningham, Esq.

23.2

Consent of Gregory & Associates, LLC,

Certified Public Accountants

99.1

2008 Key Employee Stock Option Plan

Item 9.  Undertakings.

The undersigned registrant hereby undertakes to:

     (1) To file, during any period in which it offers or sells securities, a post-effective amendment to this registration statement to:

            (i) include any prospectus required by Section 10(a)(3) of the Securities Act;

            (ii) reflect in the prospectus any facts or events which, individually or together, represent a fundamental change in the information in the registration statement; and, notwithstanding the foregoing, any increase or decrease in volume of securities offered, if the total dollar value of securities offered would not exceed that which was registered, and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in the volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the  Calculation of Registration Fee table in the effective registration statement; and

            (iii) include any additional or changed material information on the plan of distribution.

     (2) For determining liability under the Securities Act, to treat each post-effective amendment as a new registration statement of the securities offered, and the offering of the securities at that time shall be deemed to be the initial bona fide offering.

     (3) To file a post-effective amendment to remove from registration any of the securities that remain unsold at the end of the offering.

     (4) For determining liability of the undersigned small business issuer under the Securities Act to any purchaser in the initial distribution of the securities, the undersigned small business issuer undertakes that in a primary offering of securities of the undersigned small business issuer pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned small business issuer will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

     (i) Any preliminary prospectus or prospectus of the undersigned small business issuer relating to the offering required to be filed pursuant to Rule 424;

        (ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned small business issuer or used or referred to by the undersigned small business issuer;

    (iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned small business issuer or its securities provided by or on behalf of the undersigned small business issuer; and

     (iv) Any other communication that is an offer in the offering made by the undersigned small business issuer to the purchaser.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh, in the State of Pennsylvania on March 31, 2008.

Wizzard Software Corporation

/s/ Christopher J. Spencer
Christopher J. Spencer, CEO

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